                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 1998 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-47631) and related Prospectus of Dunn Computer Corporation (a Virginia corporation) for the registration of 3,250,000 shares of its Common Stock.


                                                           /s/ Ernst & Young LLP


Vienna, Virginia
March 27, 1998